Exhibit 10.2

AMENDMENT NO. 2 TO ENDORSEMENT AGREEMENT

THIS AMENDMENT NO. 2 TO THE ENDORSEMENT AGREEMENT (“Amendment No. 2”) is made and entered into effective July 29, 2021, by and among, on the one hand, ABG-Shaq, LLC, a Delaware limited liability company (“ABG”) for the personal services of Shaquille O’Neal, (“CELEBRITY”), and, on the other hand, Papa John’s Marketing Fund, Inc., a Kentucky corporation (“PJMF”), and Papa John’s International, Inc. (“PJI”) (PJMF and PJI are, individually and collectively, “PAPA JOHN’S”), concerning that certain Endorsement Agreement dated and entered into effective March 15, 2019 (the “Original Agreement”), as amended or otherwise modified by the amendment dated July 27, 2020 (“Amendment No. 1”).  ABG and PAPA JOHN’S may hereinafter be referred to individually as a “Party” or collectively as the “Parties”.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions.  Except as otherwise defined herein, all capitalized terms used herein shall have the meaning ascribed to them in the Original Agreement. For the avoidance of doubt, from and after the date hereof, references to the Agreement in both the Original Agreement and this Amendment No. 2 shall refer to the Original Agreement as modified by the terms of Amendment No. 1 and this Amendment No. 2.

2.New Co-Branded Products.  From and after the date hereof, a new Section 4.D.i of the Agreement shall be inserted:

i.Subject to the terms and conditions of the Agreement, ABG grants to PAPA JOHN’S the non-transferrable, non-assignable, non-sublicensable, indivisible right and license solely during the period commencing on August 16, 2021 and ending on October 24, 2021, unless the Agreement is sooner terminated (the “SAR 2021 Term” and together with the SAR Term set forth in Amendment No. 1, the “SAR Term”) and solely within United States and Canada to use the Celebrity Endorsement, in each instance, subject to ABG’s Approval, in connection with the advertising, promotion and sale of SAR Co-Branded Products.  All terms and obligations in this Section 4.D of this Agreement are applicable to the SAR 2021 Term, except that:

1.	The reporting obligations as set forth in Section 4.D.e. for the SAR 2021 Term shall be due to ABG by January 1, 2022.
2.

PAPA JOHN’S shall include, as a condition of the donation of funds to the Foundation, that the Foundation donate to Boys and Girls Clubs of America US $250,000 in 2021 and US $250,000 in 2022; and PAPA JOHN’S shall ensure that the Foundation actually, timely, and fully makes each such donation to Boys and Girls Clubs of America.

3.Miscellaneous.

A.Except as modified by this Amendment No. 2, all terms and conditions of the Original Agreement shall remain in full force and effect.

B.This Amendment No. 2 may be signed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute one (1) and the same instrument.  Facsimile, photographic and/or PDF copies of counterpart signature pages shall be deemed original counterpart pages for all purposes hereunder.  Each of the parties agrees that an electronic signature evidencing a party’s execution of this Amendment No. 2 shall be effective as an original signature and may be used in lieu of the original for any purpose.

C.This Amendment No. 2 and the legal relations among the parties hereto shall be governed by, and construed in accordance with, the state laws of the State of Delaware (including, without limitation, with respect to full faith and credit accorded to the United States federal laws, e.g., the United States Lanham Act), notwithstanding any conflict of law provisions to the contrary.

D.In the event one (1) or more of the provisions of this Amendment No. 1, should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Amendment No. 2, and this Amendment No. 2, shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 2 effective the date first above written.

Papa John’s Marketing Fund, Inc.			ABG-Shaq, LLC

/s/ Christopher Maxwell Wetzel			/s/ Jay Dubiner

Date:	7/29/21	Date:	7/30/2021 11:00 AM EDT

By:	Max Wetzel	By:	Jay Dubiner

Title:	Chief Commercial & Marketing Officer	Title:	General Counsel

Papa John’s International, Inc.

/s/ Rob Lynch

Date:	7/29/21

By:	Rob Lynch

Title:	President & CEO